Exhibit 4.1

                           SPECIMEN STOCK CERTIFICATE

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

CERTIFICATE NUMBER                                        SHARES

                                                          CUSIP NO. 37988R108

                          Arrow Cars International Inc.
                          -----------------------------
                   AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                       COMMON STOCK PAR VALUE: $.001 EACH

THIS CERTIFIES THAT _____________________________________________

IS THE RECORD HOLDER OF _______________________________________
Fully Paid and Non-Assessable Shares of Common Stock Par Value of $.001 Each of Arrow Cars International Inc. transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:  ____________________


---------------------------------              ---------------------------------
Secretary                                      President

                          ARROW CARS INTERNATIONAL INC.

                                    Corporate

                                      Seal

                                     Florida

                                      2012

                                      *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                               Countersigned and Registered:
                                               ClearTrust, LLC

                                               Transfer Agent___________________
                                               By_______________________________
                                                 Authorized Signature

www.cleartrustonline.com
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                                 [Reverse Side}

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                UNIF GIFT MIN ACT ___ Custodian___
TEN ENT - as tenants by the entireties                        (Cust)     (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as                        ____________
          tenants in common                                    (State)

Additional abbreviations may also be used though not in the above list.

For value received,______________________________________________________ hereby sell, assign and transfer unto _________________________________________________
Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises. Dated _________________________

                          ----------------------------

                  In presence of  _____________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED:

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